UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
______________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 29, 2013

Howard Bancorp, Inc.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-35489	20-3735949
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6011 University Boulevard, Suite 370, Ellicott City, Maryland	21043
(Address of Principal Executive Offices)	(ZIP Code)

Registrant’s telephone number, including area code (410) 750-0020

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As noted in Item 5.07 of this Current Report on Form 8-K, at Howard Bancorp, Inc.’s (the “Company”) annual meeting of stockholders held on May 29, 2013 (the “Annual Meeting”), the Company’s stockholders approved the adoption of the Howard Bancorp, Inc. 2013 Equity Incentive Plan (the “Plan”).

The purpose of the Plan is to advance the interests of the Company by providing directors and selected employees of its subsidiary Howard Bank (the “Bank”), the Company and their affiliates with the opportunity to acquire shares of the Company’s common stock, par value $0.01 per share (“Common Stock”).  By encouraging stock ownership, the Company seeks to: attract, retain and motivate the best available personnel for positions of substantial responsibility; to provide additional incentive to directors and selected employees of the Company, the Bank and their affiliates to promote the success of the business as measured by the value of its shares; and generally to increase the commonality of interests among directors, employees and other stockholders.  The Plan permits the granting of stock options (including incentive stock options within the meaning of Internal Revenue Code (the “Code”) section 422 and non-qualified stock options), stock appreciation rights, restricted or unrestricted stock awards, phantom stock, performance awards, other stock-based awards, or any combination of the foregoing.

The number of shares of Common Stock authorized for issuance under the Plan is 500,000 plus (i) any available shares of Common Stock under the Howard Bancorp, Inc. 2004 Stock Incentive Plan and the Howard Bancorp, Inc. 2004 Incentive Stock Option Plan (collectively, the “Prior Plans”) as of their respective termination dates, (ii) any shares of restricted stock granted under the Howard Bancorp, Inc. 2004 Stock Incentive Plan that revert back to the Company, and (iii) shares of Common Stock subject to options granted under the Prior Plans that expire or terminate without having been fully exercised.  The maximum number of shares of Common Stock that may be issued under the Plan pursuant to the exercise of incentive stock options is 500,000.  If any shares of Common Stock subject to an award under the Plan expire or terminate for any reason prior to exercise or vesting, the shares subject to the award may be used again for awards under the Plan to the extent of the expiration or termination.

The Plan provides that the aggregate fair market value, as of the date an option is granted, of the shares of Common Stock with respect to which incentive stock options are exercisable for the first time by a participant in the Plan during any calendar year (under all incentive stock option plans, as defined in Section 422 of the Code, of the Company, or any parent or subsidiary) of the Company, shall not exceed $100,000 or such other dollar limitation as may be provided in the Code.  Options may be granted in excess of the foregoing limitations, however, in which case such options granted in excess of such limitation will be non-qualified stock options.

The Plan will be administered by the Company’s board of directors (the “Board”) or a committee that may be appointed by the Board (the “Administrator”).  The Board has appointed the Compensation Committee of the Board to administer the Plan.  In addition, as permitted by applicable law, the Board may authorize an officer or officers of the Company to grant awards under the Plan, other than stock awards, to other officers and employees of the Company and its affiliates, who serve as the Administrator of the Plan to the extent authorized.

The Board may at any time for any reason  amend or discontinue the Plan, but no such action may be taken that adversely affects any rights under an outstanding award without the holder’s consent.  However, the Board of Directors may not amend or modify the Plan or any portion thereof without the approval of the Company’s stockholders if stockholder approval of the amendment is required by applicable law, rules or regulations.  Furthermore, the Administrator may not amend or modify any Award if such amendment or modification would require the approval of the stockholders if the amendment or modification were made to the Plan.

Unless sooner terminated by the Board, the Plan will terminate ten years from the date that it was approved by the stockholders, or May 29, 2023.  The termination of the Plan will not, however, affect the validity of any awards thereunder that are outstanding on the date of termination

A more detailed description of the terms of the Plan is contained in the Company’s proxy statement for the Annual Meeting, which was filed with the Securities and Exchange Commission on April 24, 2013. The foregoing summary is qualified in its entirety by the full text of the Plan, which is filed as Exhibit 10.19 to this Current Report on Form 8-K.

Item 5.07 Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s stockholders voted on the following matters:

1.	To elect four Class II directors to serve for a three year term expiring at the Annual Meeting of Stockholders in 2016, and until their successors are elected and qualify.
	Votes For	Votes Withheld	Broker Non-Votes
Robert J. Hartson	1,889,517	185,599	488,618
Paul I. Latta, Jr.	1,887,917	187,199	488,618
Robert W. Smith, Jr.	1,865,823	209,293	488,618
Donna Hill Staton	1,865,823	209,293	488,618
2.	To approve the Howard Bancorp, Inc. 2013 Equity Incentive Plan.

Votes For	1,956,274
Votes Against	116,042
Abstain	2,800
Broker Non-Votes	488,618

3.	To approve a non-binding advisory proposal to approve the compensation of the Company’s named executive officers.
Votes For	2,012,994
Votes Against	52,022
Abstain	10,100
Broker Non-Votes	488,618
4.	To approve a non-binding advisory proposal regarding the frequency with which stockholders should vote on the compensation of the Company’s named executive officers.
Every Year	1,709,131
Every Two Years	70,162
Every Three Years	293,323
Abstain	2,500
Broker Non-Votes	488,618
5.	To ratify the appointment of Stegman & Company as the independent registered public accounting firm to audit the Company’s financial statements for 2013.
Votes For	2,551,234
Votes Against	12,500
Abstain	-
Broker Non-Votes	-

For proposal 4, the Company’s Board of Directors recommended an advisory vote frequency of “Every Year” for future non-binding advisory resolutions to approve the compensation of our named executive officers, and such frequency received the highest number of votes cast on the frequency proposal at the Annual Meeting.  As a result, in accordance with the direction of the Board of Directors, the Company will hold future non-binding advisory votes on the compensation of our named executive officers every year, at least until the next required vote on the frequency of stockholder votes on the compensation of our named executive officers.  A stockholder advisory vote on the frequency of stockholder advisory votes on the compensation paid to the Company’s named executive officers is required to be held at least once every six years.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.19	Howard Bancorp, Inc. 2013 Equity Incentive Plan (incorporated by reference from Appendix A to the Company’s definitive proxy filed with the Securities and Exchange Commission on Schedule 14A on April 24, 2013).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOWARD BANCORP, INC.

Date:	May 30, 2013	By:	/s/ Mary Ann Scully
		Name:	Mary Ann Scully
		Title:	President, Chief Executive Officer and Chairman Of the Board